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                        LOOMIS SAYLES INVESTMENT TRUST

                    LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                             One Financial Center
                          Boston, Massachusetts 02111
                                (888) 226-9699

                                  PROSPECTUS

                    April 1, 1999, as revised May 26, 1999

     The Loomis Sayles Investment Trust (the "Trust") is a group of eight mutual funds including the Loomis Sayles Small Company Growth Fund (the "Fund"). The other series, which are described in separate prospectuses, are:

                 Loomis Sayles California Tax-Free Income Fund
                     Loomis Sayles Core Fixed Income Fund
                        Loomis Sayles Core Growth Fund
                        Loomis Sayles Fixed Income Fund
                  Loomis Sayles High Yield Fixed Income Fund
             Loomis Sayles Intermediate Duration Fixed Income Fund
               Loomis Sayles Investment Grade Fixed Income Fund

     Except for the California Tax-Free Income Fund, the funds are designed specifically for tax-exempt investors such as pension plans, endowments and foundations, although other institutions and high net-worth individuals are eligible to invest. Each of the funds is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each of the funds.

     This Prospectus concisely describes the information that you should know before investing in the Fund. Please read it carefully and keep it for future reference. A Statement of Additional Information dated April 1, 1999 is available free of charge; to obtain a free copy or to make any inquiries about the Fund write to Loomis Sayles Investment Trust, One Financial Center, Boston, Massachusetts 02111 or telephone (888) 226-9699. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS


SUMMARY OF EXPENSES.........................................................-3-

THE TRUST...................................................................-4-

INVESTMENT OBJECTIVE AND POLICIES...........................................-4-

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS...............................-4-

THE FUND'S INVESTMENT ADVISER...............................................-8-

FUND EXPENSES...............................................................-8-

PORTFOLIO TRANSACTIONS......................................................-9-

HOW TO PURCHASE SHARES......................................................-9-

HOW TO REDEEM SHARES.......................................................-10-

OTHER INFORMATION..........................................................-10-

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES............................-10-

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                              SUMMARY OF EXPENSES

     The following information is provided to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly. The information is based on estimated expenses for the Fund's first full fiscal year. The information below should not be considered a representation of past or future expenses, as actual expenses may be greater or less than those shown. Also, the assumed 5% annual return in the example should not be considered a representation of investment performance, as actual performance will depend upon the actual investment results of securities held in the Fund's portfolio.


    Shareholder Transaction Expenses:
      Maximum Sales Load Imposed on
       Purchases (as a percentage of offering price) none Maximum Sales Load Imposed on
       Reinvested Dividends (as a percentage of
       offering price)                                   none
      Deferred Sales Load (as a percentage of original
       purchase price or redemption
       proceeds as applicable)                           none
      Redemption Fees (as a percentage of amount
      redeemed)                                          none
      Exchange Fees                                      none

    Annual Fund Operating Expenses
     (as a percentage of average net assets):
      Management Fees                                    0.75%
      12b-1 Fees                                         none
      Other Operating Expenses (after expense
      limitation) 1                                      0.15%
      Total Fund Operating Expenses (after expense
       limitation) 1                                     0.90%
    Example
     You would pay the following expenses on
      a $1,000 investment assuming a 5%
      annual return (with or without
      a redemption at the end of each time period):

      One Year                                           $9
      Three Years                                        $29



1 Loomis Sayles has voluntarily agreed for an indefinite period to limit the Fund's operating expenses to the percentage of average net assets shown above. In the absence of the voluntary expense limitation, it is estimated that Other Operating Expenses and Total Fund Operating Expenses for the most recent fiscal year would be 0.72% and 1.47%, respectively.

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                                   THE TRUST

     The Fund is a series of the Trust. The Trust is a diversified open-end management investment company which was organized as a Massachusetts business trust on December 23, 1993. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. Shares are freely transferable and entitle shareholders to receive dividends as determined by the Trust's board of trustees (the "Trustees") and to cast a vote for each share held (with a fractional vote for each fractional share held) at shareholder meetings. The Trust does not generally hold shareholder meetings and will do so only when required by law. Shareholders may call meetings to consider removal of the Trustees.

                       INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

     The Fund seeks to attain its objective by investing primarily in equity securities of small, rapidly growing companies that Loomis Sayles believes have the potential for accelerating earnings growth and rising profit margins. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index and may invest up to 35% of its total assets in larger companies. Loomis Sayles seeks companies that have distinctive products, technologies, or services, dynamic earnings growth, prospects for a high level of profitability, and outstanding management. Current income is not a consideration in selecting the Fund's investments. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its total assets in securities of issuers headquartered outside the United States or Canada. The Fund may also engage in foreign currency hedging transactions, options and futures transactions, securities lending, real estate investment trusts ("REITS") and Rule 144A securities, which are described herein (together with their related risks) under "More Information About the Fund's Investments."

     Some of the Fund's investment restrictions are "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. Such restrictions include: (1) a restriction prohibiting the Fund from acting as an underwriter;
(2) a restriction prohibiting the Fund from purchasing a security (other than securities issued or guaranteed by the U.S. Government or its authorities or instrumentalities "U.S. Government Securities") if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry; (3) a restriction prohibiting the Fund from borrowing money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, and from borrowing any money except as a temporary measure for extraordinary or emergency purposes; (4) a restriction prohibiting the Fund from investing in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts; (5) a restriction prohibiting the Fund from making loans except to the extent permitted under the Investment Company Act of 1940 (the "1940 Act"); and (6) a restriction prohibiting the Fund from issuing senior securities. For additional investment restrictions, see the Statement of Additional Information.

     For temporary defensive purposes, the Fund may invest any portion of its assets in fixed income securities, cash and any other securities deemed appropriate by Loomis Sayles. The investment objective of the Fund is "fundamental" and cannot be changed without a majority vote of the Fund's shareholders. All investment policies other than those that are identified as "fundamental" may be changed by the Trustees without a vote of the Fund's shareholders.


                 MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The net asset value of the Fund's shares will vary as a result of changes in the value of securities in the Fund's portfolio. The following describes the securities in which the Fund will principally invest and the risks associated with them. Additional information about the Fund's investment practices can be found in the Statement of Additional Information.

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Equity Securities
-----------------

     While offering greater potential for long-term growth, equity securities are more volatile and more risky than some other forms of investment. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Small Companies
---------------

     The Fund will generally invest in the securities of companies with smaller capitalizations. Investments in companies with relatively small capitalizations may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or broader market averages. The net asset value of funds that invest in companies with small capitalizations therefore may fluctuate more widely than market averages.

 Real Estate Investment Trusts
 -----------------------------

     The Fund may invest in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-though of income under the Internal Revenue code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

     Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger capitalization companies.

When-Issued Securities
----------------------

     The Fund may purchase securities on a "when-issued" basis. This means that the Fund will enter into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is issued. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. If the Fund has outstanding obligations to buy when-issued securities, it will maintain liquid assets in a segregated account at its custodian bank in an amount sufficient to satisfy these obligations.

Rule 144A Securities
--------------------

     The Fund may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid.

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Foreign Securities
------------------

      The Fund may invest in securities principally traded in foreign markets ("foreign securities"). The Fund may invest any portion of its assets in securities of Canadian issuers, but will not purchase a foreign security other than those of Canadian issuers if, as a result, the Fund's total holdings of such foreign securities would exceed 20% of the Fund's total assets.

      Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations. In addition, the remedies of the Fund may be extremely limited if a foreign issuer defaults on its obligations.

      The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

     Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, or foreign withholding. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

     In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Foreign Currency Hedging Transactions
-------------------------------------

     The Fund may engage in foreign currency exchange transactions, in connection with the purchase and sale of foreign securities, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options, and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

     Foreign currency transactions involve costs and may result in losses.

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Options and Futures Transactions
--------------------------------

     The Fund may buy, sell or write options on securities, securities indexes, currencies or futures contracts. The Fund may also buy and sell futures contracts on securities, securities indexes or currencies. The Fund may engage in these transactions either for the purpose of enhancing investment return, or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

     Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

     A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund exceeds (or is less than) the price of the offsetting purchase, the Fund will realize a gain (or loss). The value of options purchased or written by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. A Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

     The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency or other financial market movements correctly. A Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between the changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity. As a result of these characteristics, each Fund will treat most over-the-counter options (and the assets it segregates to cover its obligations thereunder) as illiquid.

     The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than are the U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.


Repurchase Agreements
---------------------

     The Fund may invest in repurchase agreements. In repurchase agreements, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

Securities Lending
------------------

     The Fund may lend its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's total assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

     Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

Year 2000
---------

     Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. Loomis Sayles has advised the Fund that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Loomis Sayles has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Fund and Loomis Sayles have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                          THE FUND'S INVESTMENT ADVISER

     The Fund's investment adviser is Loomis Sayles, One Financial Center, Boston, Massachusetts 02111. Founded in 1926, Loomis Sayles is one of the country's oldest and largest investment firms.

     The general partner of Loomis Sayles is a special purpose corporation that is an indirect wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies' managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("Met Life"), a mutual life insurance company. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Corporation is the sole general partner of Nvest, L.P.

     In addition to selecting and reviewing the Fund's investments, Loomis Sayles provides executive and other personnel for the management of the Fund. The Board of Trustees supervises Loomis Sayles's conduct of the affairs of the Fund.

     Christopher R. Ely, Philip C. Fine and David L. Smith, Vice Presidents of Loomis Sayles, have served as portfolio managers of the Small Company Growth Fund since its commencement of operations.


                                  FUND EXPENSES

     The Fund pays Loomis Sayles a monthly investment advisory fee. This fee is paid at the annual rate of 0.75% of the Fund's average daily net assets.

     In addition to the investment advisory fee, the Fund pays all expenses not expressly assumed by Loomis Sayles, including taxes, brokerage commissions, fees of the Fund's custodian, independent accountants and legal counsel and fees of the Trustees who are not directors, officers or employees of Loomis Sayles or its affiliated companies.

     Loomis Sayles has voluntarily undertaken for an indefinite period to waive its fees and, to the extent necessary, to bear other Fund expenses in order to limit the Fund's total operating expenses to the annual rate of 0.90% of average daily net assets.

                            PORTFOLIO TRANSACTIONS

     Loomis Sayles selects brokers and dealers to execute portfolio transactions for the Fund. Portfolio turnover considerations will not limit Loomis Sayles's investment discretion in managing the Fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may result in higher costs such as higher brokerage commissions and higher levels of taxable gains. Portfolio turnover rates for the life of the Fund are set forth above under the headings "Financial Highlights" and "Prior Performance." See "Dividends, Capital Gain Distributions and Taxes" for information on the tax consequences of investing in the Fund. Although it is not possible to predict the portfolio turnover rate with certainty, Loomis Sayles does not expect the Fund's portfolio turnover rate to exceed 200% for its initial fiscal year.

                            HOW TO PURCHASE SHARES

     You may make an initial purchase of shares of the Fund by submitting a completed application form and payment to Loomis Sayles. The minimum initial investment in the Fund is $3,000,000. Subsequent investments must be at least $50,000. The Trust reserves the right to waive these minimums in its sole discretion.

     Shares of the Fund may be purchased by exchange of (i) cash, (ii) securities on deposit with a custodian acceptable to Loomis Sayles or (iii) a combination of such securities and cash. Purchase of shares of the Fund in exchange for securities is subject in each case to the determination by Loomis Sayles that the securities to be exchanged are acceptable for purchase by the Fund. Securities accepted by Loomis Sayles in exchange for Fund shares will be valued in the same manner as the Fund's assets, as described below, as of the time of the Fund's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange of any securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling (888) 226-9699.

     Loomis Sayles will not approve the acceptance of securities in exchange for shares of the Fund unless (1) Loomis Sayles, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund can be resold by the Fund without restriction under the 1933 Act or otherwise; and (3) the securities are eligible to be acquired under the Fund's investment policies and restrictions. No investor owning 5% or more of the Fund's shares may purchase additional Fund shares by the exchange of securities.

      Upon acceptance of your order, the Trust opens an account for you, applies the payment to the purchase of full and fractional Fund shares and mails a statement of the account confirming the transaction. After an account has been established, you may send subsequent investments at any time.

     The Trust reserves the right to reject any purchase order for any reason which the Trust in its sole discretion deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend or change the terms of the offering of its shares.

     The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust. Shares of the Fund are sold without any sales charge. The net asset value of the Fund's shares is calculated by dividing the Fund's net assets by the number of shares outstanding. Net asset value is calculated at least weekly and as of the close of the New York Stock Exchange (the "Exchange") on each day on which an order for purchase or redemption of Fund shares is received and on which the Exchange is open for unrestricted trading. Portfolio securities are valued at their market value as more fully described in the Statement of Additional Information.

                             HOW TO REDEEM SHARES

     You can redeem your shares by sending a written request to the Trust.

     The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, and the number of shares or the dollar amount to be redeemed. All owners of the shares must sign the written request in the exact names in which the shares are registered and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

     The redemption price will be the net asset value per share next determined after the written redemption request is received by the Trust in proper form. The Trust usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Trust by calling (888) 226-9699 for details.

     Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. If you purchased your shares by check and your check was deposited less than fifteen days prior to the redemption request, the Trust may withhold redemption proceeds until your check has cleared.

     Redemption proceeds may be made in money or in kind, or partly in money and partly in kind, as determined by the Trust.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days when the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

                               OTHER INFORMATION

     The Board of Trustees may, without shareholder approval, divide the Trust's shares of beneficial interest into multiple series. The Trust is currently divided into eight series, including the Fund and the other funds listed on the cover of this Prospectus.

     The Fund's investment performance may from time to time be included in advertisements about the Fund.

     Total return for the Fund is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions).

     All data are based on the Fund's past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual funds and other investment vehicles. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

     Because the Fund is designed primarily for tax-exempt investors such as pension plans, endowments and foundations, the Fund is not managed with a view to reducing taxes. The Fund pays any net investment income to shareholders as dividends annually. Any capital gain distributions are normally made annually in December, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Trustees. The Fund distributes

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all of its net realized capital gains after applying any capital loss carryovers. The Trustees may change the frequency with which the Fund declares or pays dividends.

     Your dividends and capital gain distributions will automatically be reinvested in additional shares of the Fund on the payment date unless you have elected to receive cash. Dividends and capital gain distributions will be taxed as described below whether received in cash or in additional shares.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, so long as the Fund distributes substantially all its net investment income and net realized capital gains to its shareholders on a current basis, the Fund itself does not pay any federal income or excise tax. The Fund intends to make sufficient distributions to be relieved of federal taxes.

     Income dividends and short-term capital gain distributions are treated as ordinary income to you whether distributed in cash or additional shares. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such (generally at a 20% rate for noncorporate shareholders) whether distributed in cash or additional shares and regardless of how long you have held your shares.

     A dividend or distribution made shortly after the purchase of shares of the Fund by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution of net capital gains, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

     A portion of any dividend from the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.

     The Trust will send you an annual statement showing the federal tax status of dividends and distributions paid to you during the preceding year.

     The Fund is required to withhold 31% of redemption proceeds, income dividends and capital gain distributions it pays to you (1) if you do not provide a correct, certified taxpayer identification number, (2) if the Fund is notified that you have underreported income in the past, or (3) if you fail to certify to the Fund that you are not subject to such withholding.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty.) The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply).


     In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in each Fund should consult their advisors with respect to the potential application of these new regulations.


TRANSFER AND DIVIDEND                            INVESTMENT ADVISER
PAYING AGENT AND                                 Loomis, Sayles & Company, L.P.
CUSTODIAN OF ASSETS                              One Financial Center
State Street Bank and Trust Company              Boston, Massachusetts  02111
Boston, Massachusetts 02102



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